UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2013

SCG FINANCIAL ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-54339	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

615 N. Wabash Ave. Chicago, IL	60611
(Address of Principal Executive Offices)	(Zip Code)

(312) 784-3960

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K (including the Exhibit hereto) may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “predict”, “potential” and “should”, as they relate to SCG Financial Acquisition Corp., a Delaware corporation (“SCG”), are intended to identify these forward-looking statements.  All statements by SCG regarding possible or assumed future results of its business, financial condition, liquidity, results of operations, plans and objectives and similar matters are forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond SCG’s control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  SCG’s future results may differ materially from those expressed in these forward-looking statements.  These risks, uncertainties and other important factors include, but are not limited to, (i) the statements set forth under the subheading “Risks Related to the Business of Symon” in Item 7.01 of the Current Report on Form 8-K (the “Transaction 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2013; (ii) the statements set forth under “Risk Factors” that are more fully discussed in the offer to purchase filed with the SEC in connection with SCG’s  proposed transaction with Reach Media Group Holdings, Inc., a Delaware corporation (“RMG”), and (iii) the following: the risk that governmental and regulatory review of the tender offer documents may delay the proposed transaction with RMG or result in the inability of the proposed transaction with RMG to be consummated by April 12, 2013; costs of the proposed transaction with RMG or of the proposed transaction with Symon Holdings Corporation, a Delaware corporation (“Symon”) described in the Transaction 8-K; success in retaining or recruiting, or changes required in, management and other key personnel following the proposed transactions with RMG and/or Symon; listing or de-listing of the shares of common stock, par value $0.0001 per share, of SCG (the “SCG Common Shares”) from the Nasdaq Capital Market; the potential liquidity and trading of SCG’s securities; RMG’s history of incurring significant net losses and limited operating history; the competitive environment in the advertising market in which RMG operates; the risk that a condition to consummation of the proposed transactions with RMG or Symon may not be satisfied or waived; the risk that the anticipated benefits of the proposed transactions with RMG or Symon may not be fully realized or may take longer to realize than expected; the risk that any projections, including earnings, revenues, expenses, margins or any other financial items are not realized; the risk that the businesses of SCG and RMG or Symon will not be integrated successfully; changing legislation and regulatory environments; business development activities of RMG or Symon following the consummation of the proposed transactions, including RMG’s and Symon’s ability to contract with, and retain, customers and airline partners on attractive terms; the effect of actions by the U.S. Federal Reserve and the U.S. Treasury on the liquidity of the capital markets; the general volatility of the market price of the SCG Common Shares; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

These risks, as well as other risks associated with the proposed transactions, are more fully discussed in the offer to purchase filed with the SEC in connection with the proposed transaction with RMG and in the Transaction 8-K. Additional risks and uncertainties are identified and discussed in SCG’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in release speak only as of the date of this release. None of SCG, RMG or Symon undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Important Information about the Tender Offer

SCG is in the process of conducting a tender offer with respect to the issued and outstanding SCG Common Shares issued as part of the units in SCG’s initial public offering, as described in a tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) on Schedule TO that SCG has filed with the SEC. Nothing contained herein is an offer to buy or a solicitation of an offer to sell securities.

Item 7.01.     Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a form of presentation to be used by SCG in presentations for certain of SCG’s stockholders and other persons. Such exhibit and the information set forth therein is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	Investor Presentation (incorporated by reference from Exhibit (a)(1)(I) to Amendment No. 2 to the Tender Offer Statement on Schedule TO filed by SCG Financial Acquisition Corp. on March 6, 2013).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 6, 2013

SCG FINANCIAL ACQUISITION CORP.

By:  /s/ Gregory H. Sachs

Name: Gregory H. Sachs

Title: Chairman, President and

Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Investor Presentation (incorporated by reference from Exhibit (a)(1)(I) to Amendment No. 2 to the Tender Offer Statement on Schedule TO filed by SCG Financial Acquisition Corp. on March 6, 2013).